UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 3, 2008
INTERCONTINENTALEXCHANGE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32671	58-2555670

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)
2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia 30328
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (770) 857-4700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
     IntercontinentalExchange, Inc. (the “Company”) issued a press release (“Press Release”) announcing that the Company had entered into a definitive merger agreement with Creditex Group Inc., a Delaware corporation (“Creditex”), and TA Associates, Inc., as the stockholders’ representative. A copy of the Press Release is attached to this report as Exhibit 99.1 and is incorporated herein by reference. The Company intends to file an additional report on Form 8-K under which the Company will make the disclosures required by Item 1.01 relating to the proposed merger with the Creditex.
     The Company is also furnishing presentation materials included as Exhibit 99.2 to this report.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release dated June 3, 2008.
99.2	Presentation Materials dated June 3, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

INTERCONTINETALEXCHANGE, INC.
/s/ Scott A. Hill
Scott A. Hill
Date: June 3, 2008	Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated June 3, 2008.
99.2	Presentation Materials dated June 3, 2008.

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